Exhibit 10.6

March 21, 2017

Fred N. Reynolds

420 Throckmorton, Suite 750

Fort Worth, Texas  76101

RE:Amendment No. 2

Revised Offer to Purchase

Kleinheinz Group

Chisholm Trail & Prairie Grove Areas

Kingfisher County, Oklahoma

Dear Mr. Reynolds:

This letter shall serve as the Second Amendment to the Revised Offer to Purchase Letter dated February 24, 2017 between the Kleinheinz Group and Gastar Exploration Inc. (“Gastar”).   The Parties have agreed that there are certain wells that have been drilled prior to the Effective Date on the Contract Lands, however the Kleinheinz Group has not been offered the opportunity to participate in the wells and therefore has not made any payments for the drilling of said wells, nor received any revenue from said wells.  These wells are described on Exhibit “A” attached to this Amendment No. 2 Letter Agreement.  The Parties agree that these wells are included in the Acquisition Price and the Effective Date for these wells is the spud date for each well.  The Assignment and Bill of Sale will reflect the actual spud date for each well.

If you are in agreement with the above amendment, please indicate your acceptance in the space provided for below. All counterparts together shall constitute only one letter agreement, but each counterpart shall be considered an original.

[The signature pages are the following pages.]

Offer to Purchase Amendment No. 2

March 21, 2017

Kleinheinz Group

Chisholm Trail & Prairie Grove Areas

Kingfisher County, Oklahoma

Sincerely,

GASTAR EXPLORATION INC.

/s/ Henry J. Hansen

Henry J. Hansen

Vice-President, Land

ACCEPTED AND AGREED TO ON THIS __22___DAY OF March, 2017.

JOHN B. KLEINHEINZ

/s/ John B. Kleinheinz____________________________________

BY: JOHN B. KLEINHEINZ

KLEINHEINZ CAPITAL PARTNERS, INC

/s/ John B. Kleinheinz_____________________________________

BY:  JOHN B. KLEINHEINZ

         PRESIDENT

Offer to Purchase Amendment No. 2

March 21, 2017

Kleinheinz Group

Chisholm Trail & Prairie Grove Areas

Kingfisher County, Oklahoma

ACCEPTED AND AGREED TO ON THIS __21___DAY OF March, 2017.

GKK HUSKY, LLC

/s/ John C. Goff____________________________________

BY: Goff Capital, Inc., its manager

        John C. Goff, President

Offer to Purchase Amendment No. 2

March 21, 2017

Kleinheinz Group

Chisholm Trail & Prairie Grove Areas

Kingfisher County, Oklahoma

ACCEPTED AND AGREED TO ON THIS _21____DAY OF March, 2017.

HUSKY OKLAHOMA, LLC

/s/ Richard Davidovich_________________

BY: Richard Davidovich, Manager

Offer to Purchase Amendment No. 2

March 21, 2017

Kleinheinz Group

Chisholm Trail & Prairie Grove Areas

Kingfisher County, Oklahoma

ACCEPTED AND AGREED TO ON THIS __21___DAY OF March, 2017.

STRONG OIL AND GAS, LTD

/s/ Gary B. Strong_____________________

BY: Strong Oil & Gas, Ltd.

        Strong Genpar, LC (its general partner)

        Gary B. Strong, MD, President